UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

June 11, 2021

EPIZYME, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35945	26-1349956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Technology Square, 4th Floor Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 229-5872

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.0001 par value	EPZM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Epizyme, Inc., a Delaware corporation (the “Company”), held its Annual Meeting of Stockholders on June 11, 2021. The following is a summary of the matters voted on at that meeting.

a)

The stockholders of the Company elected Grant Bogle, Kevin T. Conroy, and Carl Goldfischer, M.D. as Class II directors, each for a three-year term ending at the annual meeting of stockholders to be held in 2024. The results of the stockholders’ vote with respect to the election of the Class II directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Grant Bogle	74,864,792	737,607	8,106,611
Kevin T. Conroy	38,635,442	36,966,957	8,106,611
Carl Goldfischer, M.D.	67,855,181	7,747,218	8,106,611

b)

The stockholders of the Company ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The results of the stockholders’ vote with respect to such ratification were as follows:

For	Against	Abstain	Broker Non-Votes
83,587,365	43,662	77,983	0

c)

The stockholders of the Company approved the non-binding, advisory proposal on the compensation of the Company’s named executive officers. The results of the stockholders’ vote with respect to the non-binding, advisory proposal were as follows:

For	Against	Abstain	Broker Non-Votes
65,725,751	9,853,981	22,667	8,106,611

d)

The stockholders of the Company approved an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock from 150,000,000 to 225,000,000. The amendment to the Company’s Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on June 11, 2021. The results of the stockholders’ vote with respect to the proposed amendment were as follows:

For	Against	Abstain	Broker Non-Votes
82,016,485	1,639,406	53,119	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIZYME, INC.

Date: June 16, 2021	By:	/s/ Robert B. Bazemore
Robert B. Bazemore
President and Chief Executive Officer